INCOME TAXES (Details ) - U.S. statutory [Memner] - USD ($)	12 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Pre-tax loss	$ (2,593,537)	$ (1,266,844)
U.S. federal corporate income tax rate	21.00%	21.00%
Expected U.S. income tax credit	$ (544,643)	$ (266,038)
Permanent differences	286,790	147,345
Change of valuation allowance	257,853	118,693
Effective tax expense	$ 0	$ 0